KIEWIT INVESTMENT FUND LLLP

Supplement dated March 17, 2010 to the

Prospectus dated July 27, 2009

The investment objective of Kiewit Investment Fund LLLP (the “Fund”) is long-term capital growth with consideration given to consistency of returns.  The Fund currently seeks this objective, in part, by investing a portion of its assets in securities intended to replicate the performance of the Russell 3000 Index (the “Passive U.S. Equity Strategy”).  At a meeting held on February 16, 2010, the Board of the Fund appointed Geode Capital Management, LLC (“Geode”) to managed the Passive U.S. Equity Strategy beginning April 1, 2010.  Geode replaces SSgA Funds Management, Inc. (“SSgA”) as the sub-adviser responsible for managing the Passive U.S. Equity Strategy.  SSgA will no longer manage any portion of the Fund’s assets after March 31, 2010.  No change is being made at this time to the Fund’s other sub-advisers or the investment strategies managed by these sub-advisers.

In light of the appointment of Geode, the following changes will be made to the Prospectus and Statement of Additional Information of the Fund effective April 1, 2010:

The disclosure regarding SSgA in the section captioned “PROSPECTUS SUMMARY” under the sub-heading “Investment Adviser” commencing on page 4 of the Prospectus is deleted and replaced with the following:

Geode Capital Management, LLC, which is responsible for managing the Fund’s Russell 3000 Index Strategy.

The disclosure regarding SSgA in the section captioned “MANAGEMENT OF THE FUND” under the sub-heading “Sub-Advisers” commencing on page 33 of the Prospectus is deleted and replaced with the following:

Geode Capital Management, LLC (“Geode”), One Post Office Square, Boston, MA 02109-2106, serves as a Sub-Adviser for the Fund’s passive U.S. equity investments in accordance with the Fund’s investment objective, policies and restrictions. As compensation for its investment advisory services, the Fund pays Geode a monthly fee at the annual rate of 0.10% of the first $100,000,000 of the Fund’s average daily net assets managed by Geode, 0.08% of the next $150,000,000, and 0.06% on any amount in excess of $250,000,000 in net assets. There is a minimum per annum fee of $40,000. Geode is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of Geode Capital Holdings LLC, a privately held company. As of February 26, 2010, Geode had over $76.2 billion in assets under management.

Geode manages the Fund’s assets allocated to it using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm.  Key professionals involved in the day-to-day portfolio management of the Fund include the following persons:

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Jeffrey Adams has been a Senior Portfolio Manager with Geode since September 2003.  He acts as lead portfolio manager for the Geode team providing advice to the Fund as well as other registered investment companies.  Mr. Adams has oversight responsibility for all index and enhanced index funds managed by Geode and is responsible for quantitative research and new product development.  Mr. Adams was employed by State Street Global Advisors from June 1989 to June 2003 where he served as a Portfolio Manager for over seven years before joining Geode.  Mr. Adams received a B.S. in Economics from Northeastern University.

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Bobe Simon, CFA has been a Portfolio Manager with Geode since April 2005.  He has served as a portfolio manager for other registered investment companies since May 2005.  In addition to his portfolio management responsibilities, Mr. Simon is responsible for quantitative research and new product development.  Prior to joining Geode, Mr. Simon worked as a quantitative analyst at Putnam Investments from July 1995 to April 2005.  Mr. Simon received an MBA from the Stern School of Business at New York University and a B.S. in Mechanical Engineering from Rutgers University.

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Patrick Waddell, CFA has been a Portfolio Manager with Geode since July 2006.  Mr. Waddell was an Assistant Portfolio Manager with Geode from 2004 to 2006.  He has served as a portfolio manager for other registered investment companies since July 2006.  In addition to his portfolio management responsibilities, Mr. Waddell is responsible for quantitative research and new product development.  Prior to joining Geode, Mr. Waddell was employed by Fidelity Management & Trust Company from 1997 to 1999 and Fidelity Management & Research Company from 1999 to 2004 where he worked as a Senior Portfolio Assistant for over two years.  Mr. Waddell received a B.A. from the University of Massachusetts.

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Louis Bottari has been an Assistant Portfolio Manager with Geode since May 2008.  He also serves as an Assistant Portfolio Manager for other registered investment companies.  In addition to his portfolio management responsibilities, Mr. Bottari is responsible for quantitative research and new product development.  Prior to joining Geode, Mr. Bottari was employed by Fidelity Management & Research Company from 1991 to 2008 and served as an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari received his B.S. in Accounting and Finance from Boston College.

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Maximilian Kaufmann has been a Portfolio Manager with Geode since August 2009.  He also serves as a Portfolio Manager for other registered investment companies.  In addition to his portfolio management responsibilities, Mr. Kaufmann is responsible for quantitative research and new product development.  Prior to joining Geode, Mr. Kaufmann was a Senior Vice President at PanAgora Asset Management from 2003-2007 and Lazard Asset Management from 2007 to 2009.  He holds an M.A. in Statistics from Columbia University and a B.A. in Economics from State University of New York at Birmingham.

The SAI provides additional information concerning the named portfolio managers or portfolio managers’ compensation and other accounts managed by the portfolio managers.  No portfolio manager of Geode owns any securities of the Fund because none of the portfolio managers are eligible to invest in the Fund.

The disclosure regarding SSgA in the section captioned “INVESTMENT ADVISORY AND OTHER SERVICES” under the sub-heading “Sub-Advisory Agreements” commencing on page 26 of the Statement of Additional Information is deleted and replaced with the following:

Sub-Advisory Agreement with Geode Capital Management, LLC.  The Sub-Advisory Agreement with Geode provides that it may be terminated without penalty by (A)(i) the Board of Directors, (ii) the vote of a majority of the outstanding voting securities of the Fund; or (iii) the Adviser with the consent of the Board, on sixty days’ prior written notice to Geode or (B) by Geode on one hundred and fifty days’ prior written notice to the Fund and the Adviser or (C) as otherwise provided in the Sub-Advisory Agreement.  In general, under the Sub-Advisory Agreement, Geode agrees to indemnify and hold the Fund and Adviser, severally and not jointly, harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Fund or Adviser resulting from (i) Geode’s material breach of certain provisions of the Sub-Advisory Agreement or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Geode or any of its directors, officers or employees in the performance of the Geode’s duties and obligations under the Sub-Advisory Agreement.  The Fund also is generally required to indemnify and hold Geode harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney’s fees) suffered by Geode resulting from (i) the Fund’s material breach of certain provisions of the Sub-Advisory Agreement or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Fund or any of its directors, officers or employees in the performance of its duties and obligations under the Sub-Advisory Agreement.

The disclosure regarding SSgA in the section captioned “INVESTMENT ADVISORY AND OTHER SERVICES” under the sub-heading “Sub-Adviser Portfolio Manager Disclosure” commencing on page 30 of the Statement of Additional Information is deleted and replaced with the following:

Geode manages the Fund’s assets using a team of investment professionals.  The members of this team involved in the day-to-day management of the portion of the Fund allocated to Geode and who receive compensation for their services are: Jeffrey Adams, Bobe Simon, CFA, Patrick Waddell, CFA, Louis Bottari, and Maximilian Kauffman. The following table lists the number and types of accounts managed by the Portfolio Management Team (“PM Team”) and assets under management in those accounts as of February 26, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
PM Team	20	$70,256	1	$4,922	9	$1,045	$76,223

Compensation of Geode Portfolio Managers.  As of February 26, 2010, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode or at the election of the portfolio manager.  Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode.  The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years.

A portion of each portfolio manager’s bonus is linked to the fund’s or account’s relative pre-tax investment performance measured against the fund’s or account’s index and pre-tax investment performance (based on the performance of the fund or account) within its respective Lipper index objective. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion.

Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Potential Conflicts of Interest.  A portfolio manager’s compensation plan can give rise to potential conflicts of interest. A manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple accounts. Securities selected for accounts other than the Fund may outperform the securities selected for the Fund.  In addition to managing the Fund’s investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

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Unitholders should retain this Supplement for future reference.